SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 1, 2006

I-many, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30883	01-0524931
(Commission File Number)	(I.R.S. Employer Identification No.)

399 Thornall Street, 12th Floor, Edison, NJ	08837
(Address of Principal Executive Offices)	(Zip Code)

(207) 774-3244

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 1, 2006, the Registrant entered into three separate stock option agreements, exercisable for an aggregate of 791,000 shares the Registrant’s common stock, and one restricted stock agreement for 50,000 shares of restricted stock with John A. Rade, the Registrant’s Chairman, President and Chief Executive Officer. The Registrant previously disclosed its intention to make these awards, and additional awards in January 2007, in a Current Report on Form 8-K filed August 22, 2006. The material terms of these agreements are:

First Stock Option
Plan:	I-many, Inc. 2001 Stock Incentive Plan
Shares:	291,000
Exercise Price:	$1.91 per share
Term:	Ten years
Vesting:	As long as Mr. Rade remains Chief Executive Officer of the Registrant, the shares will continue to vest as follows:

	August 16, 2007	97,000 shares
	November 16, 2007	an additional 24,250 shares
	February 16, 2008	an additional 24,250 shares
	May 16, 2008	an additional 24,250 shares
	August 16, 2008	an additional 24,250 shares
	November 16, 2008	an additional 24,250 shares
	February 16, 2009	an additional 24,250 shares
	May 16, 2009	an additional 24,250 shares
	August 16, 2009	all remaining 24,250 unvested shares

Change in Control:	100% acceleration of vesting upon change of control.

Second Stock Option
Plan:	I-many, Inc. 2003 Stock Incentive Plan
Shares:	309,000
Exercise Price:	$1.91 per share
Term:	Ten years
Vesting:	As long as Mr. Rade remains Chief Executive Officer of the Registrant, the shares will continue to vest as follows:

	August 16, 2007	103,000 shares
	November 16, 2007	an additional 25,750 shares
	February 16, 2008	an additional 25,750 shares
	May 16, 2008	an additional 25,750 shares
	August 16, 2008	an additional 25,750 shares
	November 16, 2008	an additional 25,750 shares
	February 16, 2009	an additional 25,750 shares
	May 16, 2009	an additional 25,750 shares
	August 16, 2009	all remaining 25,750 unvested shares

Change in Control:	100% acceleration of vesting upon change of control.

Third Stock Option
Plan:	I-many, Inc. 2003 Stock Incentive Plan
Shares:	191,000
Exercise Price:	$1.91 per share
Term:	Ten years
Vesting:	As long as Mr. Rade serves as either Chief Executive Officer or a Director of the Registrant, the shares will vest as follows:

	If the Target Stock Price (defined below) equals or exceeds:	Additional vesting:
	$3.00	47,750 shares
	$4.50	47,750 shares
	$6.00	47,750 shares
	$7.50	47,750 shares

In all cases, the “Target Stock Price” will be determined based upon the arithmetic average of the daily Volume-Weighted Average Price (“VWAP”) of the Company’s common stock over the prior consecutive twenty (20) trading days.

Change in Control:	Acceleration of vesting only to the extent Target Stock Price triggers have occurred, except that vesting will also accelerate 100% in the event of a change in control if the company’s share price, at the time of the change in control, is no less than the following:

	During year 1:	$2.50
	During year 2:	$3.00
	During year 3:	$3.50
	During year 4:	$4.00
	During year 5:	$4.50

Restricted Stock Agreement
Plan:	I-many, Inc. 2001 Stock Incentive Plan
Shares:	50,000
Purchase Price:	$0.0001 per share (par value)
Vesting:	These shares were granted to Mr. Rade in lieu of a cash bonus for his services as interim Chief Executive Officer from February 15, 2006 until his election as permanent Chief Executive Officer on August 16, 2006. They will become transferable on September 30,
2006, unless Mr. Rade ceases to serve as a Director of the Registrant before then.
Change in Control:	100% acceleration of vesting upon change of control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

I-MANY, INC.

By:	/s/ Robert G. Schwartz, Jr.
Robert G. Schwartz, Jr.
Vice President and General Counsel

Dated: September 8, 2006